UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 10, 2011

National Fuel Gas Company
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6363 Main Street, Williamsville, New York		14221
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-857-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2011, the Board of Directors of National Fuel Gas Company (the "Company") amended the Company’s By-Laws, effective as of that date. The Board amended Article III, Section 1 of the By-Laws to provide that officers of the Company other than the Chairman of the Board of Directors need not be members of the Board. The By-Laws previously provided that the Chairman of the Board, Chief Executive Officer and President of the Company shall be members of the Board. The Board also amended Article III, Section 11 to add the office of Chief Executive Officer to the list of offices with respect to which the Board may fill a vacancy.

The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the By-Laws, a copy of which has been filed as an exhibit hereto and is expressly incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of National Fuel Gas Company was held on March 10, 2011. At that meeting, the stockholders elected Robert T. Brady, Rolland E. Kidder and Frederic V. Salerno as directors for three-year terms and appointed an independent registered public accounting firm. In addition, the stockholders provided advisory votes with respect to the approval of executive compensation and the frequency of advisory votes on the approval of executive compensation.

The vote with respect to Mr. Brady was as follows: For, 41,189,029; Withheld, 16,125,493; Broker Non-Votes, 14,990,452. The vote with respect to Mr. Kidder was as follows: For, 53,078,158; Withheld, 4,236,364; Broker Non-Votes, 14,990,452. The vote with respect to Mr. Salerno was as follows: For, 48,683,498; Withheld, 8,631,024; Broker Non-Votes, 14,990,452.

The vote with respect to the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm was as follows: For, 71,150,562; Against, 879,173; Abstain, 275,239.

The advisory vote with respect to the approval of executive compensation was as follows: For, 42,813,458; Against, 8,524,098; Abstain, 5,976,966; Broker Non-Votes, 14,990,452.

The advisory vote with respect to the frequency of advisory votes on the approval of executive compensation was as follows: 3 Years, 24,446,216; 2 Years, 1,260,621; 1 Year, 25,585,711; Abstain, 6,021,974; Broker Non-Votes, 14,990,452.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 By-Laws of National Fuel Gas Company, as amended March 10, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Fuel Gas Company

March 14, 2011	By:	/s/ James R. Peterson

Name: James R. Peterson
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

3.1	By-Laws of National Fuel Gas Company, as amended March 10, 2011